UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:	May 12, 2008

(Date of earliest event reported):	May 7, 2008

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10065-8087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 7, 2008, Loews Corporation (“Loews”) entered into a Separation Agreement (the “Separation Agreement”) with Lorillard, Inc. (“Lorillard”), its wholly-owed subsidiary, and each of Lorillard’s subsidiaries.  The Separation Agreement will become effective on the date on which Loews redeems its outstanding shares of Carolina Group stock for shares of Lorillard common stock (the “Redemption Date”), as described in Lorillard’s Registration Statement No. 333-149051on Form S-4 (as amended, the “Registration Statement”).

In the Separation Agreement, Lorillard and each of its subsidiaries agreed to indemnify Loews and its officers, directors and employees against all losses based on, arising out of or resulting from the ownership or the operation of Lorillard’s or any of its subsidiaries’ assets and properties, and the operation or conduct of Lorillard’s or any of its subsidiaries’ businesses (including with respect to any smoking and health claims and litigation), among other matters. The indemnification obligations of Lorillard and each of its subsidiaries are binding on their successors.

Lorillard and each of its subsidiaries also agreed in the Separation Agreement to release Loews and its stockholders, officers, directors and employees from any liability owed by any of them to Lorillard and its subsidiaries with respect to acts or events occurring on or prior to the Redemption Date, except with respect to tax matters described in the Separation Agreement.

The Separation Agreement provides that Loews will indemnify Lorillard and its officers, directors and employees against certain losses. In addition, Loews agreed to release Lorillard, its subsidiaries and all of their directors, officers and employees from any liability owed by any of them to Loews with respect to acts or events occurring on or prior to the Redemption Date, except with respect to tax matters described in the Separation Agreement. The form of Separation Agreement is filed as Exhibit 10.1 to this report, and is incorporated by reference into this Item 1.01.

Item 8.01	Other Events.

On May 9, 2008, Lorillard filed an Information Statement/Prospectus related to the redemption of all outstanding shares of Carolina Group stock by Loews in exchange for shares of Lorillard common stock, and an Offer to Exchange/Prospectus related to the offer by Loews to exchange additional shares of Lorillard common stock held by Loews for outstanding shares of Loews common stock, each under the Registration Statement pursuant to Rule 424 under the Securities Act of 1933.  The Information Statement/Prospectus and the Offer to Exchange/Prospectus are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report, and are incorporated by reference into this Item 8.01.

This report is neither an offer to purchase nor a solicitation of an offer to sell securities. Investors and stockholders of Loews are strongly advised to read the Offer to Exchange and the related letter of transmittal and instruction booklet included in the Registration Statement. The Offer to Exchange and the related letter of transmittal are available to all stockholders of Loews at no expense. These documents are also available at no charge at the Securities and Exchange Commission’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

Exhibit Reference	Exhibit
Number	Description

10.1	Form of Separation Agreement by and among Loews Corporation, and Lorillard, Inc. and its Subsidiaries (incorporated herein by reference to Exhibit 10.1 to Registration Statement No. 333-149051)

99.1	Information Statement/Prospectus filed by Lorillard, Inc. on May 9, 2008 (incorporated herein by reference to Registration Statement No. 333-149051)

99.2	Offer to Exchange/Prospectus filed by Lorillard, Inc. on May 9, 2008 (incorporated herein by reference to Registration Statement No. 333-149051)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: May 12, 2008	By:	/s/ Gary W. Garson
Gary W. Garson
Senior Vice President
General Counsel and
Secretary